Exhibit 99.2

Amendment to the Stock PURCHASE AGREEMENT

This Amendment to the Stock Purchase Agreement (the “Amendment”) is dated December 15, 2014, and entered into by and between PSM Holdings, Inc., a Delaware corporation (the “Company”), and LB MERCHANT PSMH-3, LLC, a Florida limited liability company (the “Purchaser”).

WHEREAS:

A.     The Company and the Purchaser entered into that certain Stock Purchase Agreement dated as of November 24, 2014 (the “Original SPA”), pursuant to which the Purchaser purchased 612.5 shares of Series E Preferred Stock from the Company at the Initial Closing held effective November 24, 2014.

B.     The parties now wish to amend the Original SPA to reflect the Purchaser’s purchase of additional shares of Series E Preferred Stock, all as set forth herein (as so amended, the “Stock Purchase Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.1     Definitions. Reference is hereby made to the Original SPA for a statement of the terms thereof. All terms used in this Amendment which are used but not otherwise defined herein shall have the same meanings herein as set forth in the Original SPA.

2.1     Amendment to Schedule of Purchaser(s). The Schedule of Purchaser(s) attached to the Original SPA is hereby amended and restated in its entirety as attached hereto as Annex A and, as so amended, shall hereafter constitute the “Schedule of Purchasers” described in the Stock Purchase Agreement.

3.1     Effectiveness. This Amendment shall become effective upon the delivery of duly executed counterparts to this Amendment by the Company and the Purchaser.

4.1     General Provisions.

(a)     The Company hereby confirms that each representation and warranty made by it under the Stock Purchase Agreement and the other Transaction Documents was true and correct when made as of the Initial Closing and are true and correct as of the subsequent Closing, except to the extent that any such representation or warranty expressly related solely to an earlier date (in which case such representation or warranty was true and correct on and as of such earlier date), and that no default or any event that with the passage of time or giving of notice would constitute a default, has occurred or is continuing under the Stock Purchase Agreement or any other Transaction Document.

(b)     Except as supplemented hereby, each of the Stock Purchase Agreement and the other Transaction Documents shall continue to be, and shall remain, in full force and effect, and this Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Stock Purchase Agreement or (ii) to prejudice any right or rights which the Purchaser may now have or may have in the future under or in connection with the Stock Purchase Agreement or the other Transaction Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(c)     The terms of the Stock Purchase Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused its signature page to this Amendment to be duly executed by its authorized signatory as of the date first written above.

PSM HOLDINGS, INC.

By:	/s/ Kevin Gadawski
Name: Kevin Gadawski
Title: President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Amendment to Stock Purchase Agreement for Series E Preferred Stock]

IN WITNESS WHEREOF, the undersigned has caused this signature page to the Amendment to be duly executed by its authorized signatory as of the date first written above.

LB MERCHANT PSMH-3, LLC, a Florida limited liability company

By:	/s/ Michael Margolies
Name: Michael Margolies
Title: President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Amendment to Stock Purchase Agreement for Series E Preferred Stock]

ANNEX A

SCHEDULE OF PURCHASER(S)

(1)	(2)	(3)	(4)
Purchaser	Number of Series E Preferred Shares	Purchase Price	Name, Address, Facsimile Number, and Email Address of Purchaser and Representative
LB Merchant PSMH-3, LLC	822.5 shares of Series E Preferred	$822,500.00

Purchaser:

LB Merchant PSMH-3, LLC

455 NE 5th Ave., D-337

Delray Beach, Florida 33483

Fax: (561) 431-0138

E-mail: mm@littlebanc.com

Purchaser’s Representative:

Michael Margolies

455 NE 5th Ave., D-337

Delray Beach, Florida 33483

Fax: (561) 431-0138

E-mail: mm@littlebanc.com